                                  UNITED STATES
                             SECURITIES AND EXCHANGE
                                   COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) November 17, 2005
                                (March 24, 2005)

                               Global Signal Inc.
             (Exact name of registrant as specified in its charter)

            Delaware                     001-32168               65-0652634
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(State or other jurisdiction of          (Commission            (IRS Employer
         incorporation)                 File Number)         Identification No.)

301 North Cattlemen Road, Suite 300, Sarasota, Florida              34232
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       (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code (941) 364-8886
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 -- OTHER EVENTS

ITEM 8.01 -- OTHER EVENTS

     The following acquisitions have not previously been reported on Form 8-K due to not being individually significant.

     On March 24, 2005, Global Signal Inc. (the "Company"), through one of its wholly owned subsidiaries, entered into an agreement to purchase 13 wireless communications sites for approximately $13.2 million, including estimated fees and expenses, from Community Wireless Structures II, LLC, (the "Community
Wireless Structures Acquisition"). The Community Wireless Structures Acquisition
closed on March 31, 2005. This acquisition was funded by our site acquisition reserve which was funded by proceeds from our December 2004 mortgage loan. On
December 7, 2004, our wholly owned subsidiary, Pinnacle Towers Acquisition
Holdings LLC and five of its direct and indirect subsidiaries issued a $293.8 million mortgage loan to a newly formed trust, Global Signal Trust II ("December
2004 mortgage loan"). The Trust then issued an identical amount of commercial mortgage pass-through certificates in a private transaction.

     On April 14, 2005, the Company, through one of its wholly owned subsidiaries, entered into an agreement to purchase 12 wireless communications sites for approximately $3.7 million, including estimated fees and expenses, from Horvath Communications, Inc. (the "Horvath Acquisition"). The Horvath
Acquisition closed in two phases, the first on May 19, 2005 and the second on
August 4, 2005. The May 19, 2005 closing was funded with $2.2 million from our
Acquisition Credit Facility, entered into on April 25, 2005 by our wholly owned subsidiary, Global Signal Acquisition LLC, with Morgan Stanley Asset Funding inc. and Bank of America, N.A. (the "Acquisition Credit Facility") with the remaining funded with general corporate funds. The August 4, 2005 closing was entirely funded with borrowings under our Acquisition Credit Facility.

     On July 22, 2005, the Company, through one of its wholly owned subsidiaries, entered into an agreement to purchase 22 wireless communications sites for approximately $9.7 million, including estimated fees and expenses, from Charles S. Hayes, Inc. (the "Charles S. Hayes Acquisition"). The Charles S.
Hayes Acquisition closed on July 28, 2005. This acquisition was entirely funded with borrowings under our Acquisition Credit Facility.

     The statements of revenue and certain expenses of Community Wireless
Structures Acquisition for the year ended December 31, 2004 and the three months ended March 31, 2005 are attached hereto as Exhibit 20.1.

     The statements of revenue and certain expenses of the Horvath Acquisition for the year ended December 31, 2004 and for the period from January 1, 2005 to
August 4, 2005 are attached hereto as Exhibit 20.2.

     The statements of revenue and certain expenses of the Charles S. Hayes
Acquisition for the year ended December 31, 2004 and for the period from January
1, 2005 to July 28, 2005 are attached hereto as Exhibit 20.3.

     The unaudited pro forma condensed consolidated statements of operations of
Global Signal Inc. related to the Community Wireless Structures Acquisition, the
Horvath Acquisition and the Charles S. Hayes Acquisition for the year ended
December 31, 2004 and the nine months ended September 30, 2005 are attached hereto as Exhibit 99.1.

SECTION 9 -- FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

     The following material is filed as an exhibit to this Current Report on
Form 8-K.

20.1   Statements of Revenue and Certain Expenses of Community Wireless
       Structures Acquisition For The Year Ended December 31, 2004 and Three
       Months Ended March 31, 2005 (Unaudited)

20.2   Statements of Revenue and Certain Expenses of Horvath Acquisition For The
       Year Ended December 31, 2004 and Period From January 1, 2005 to August 4,
       2005 (Unaudited)

20.3   Statements of Revenue and Certain Expenses of Charles S. Hayes
       Acquisition For The Year Ended December 31, 2004 and Period From January
       1, 2005 to July 28, 2005 (Unaudited)

23.1   Consent of Ernst & Young LLP

99.1   Unaudited Pro Forma Condensed Consolidated Statements of Operations of
       Global Signal Inc. for the year ended December 31, 2004 and the nine months ended September 30, 2005.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        GLOBAL SIGNAL INC.
                                        (Registrant)

                                        /s/ William T. Freeman
                                        ----------------------------------------
                                        William T. Freeman
                                        Executive Vice President, Chief
                                        Financial Officer and Assistant
                                        Secretary

Date: November 17, 2005

                                  EXHIBIT INDEX

Exhibit Number   Exhibit
--------------   ---------------------------------------------------------------
20.1             Statements of Revenue and Certain Expenses of Community
                 Wireless Structures Acquisition For The Year Ended December 31,
                 2004 and Three Months Ended March 31, 2005 (Unaudited)

20.2             Statements of Revenue and Certain Expenses of Horvath
                 Acquisition For The Year Ended December 31, 2004 and Period
                 From January 1, 2005 to August 4, 2005 (Unaudited)

20.3             Statements of Revenue and Certain Expenses of Charles S. Hayes
                 Acquisition For The Year Ended December 31, 2004 and Period
                 From January 1, 2005 to July 28, 2005 (Unaudited)

23.1             Consent of Ernst & Young LLP

99.1             Unaudited Pro Forma Condensed Consolidated Statements of
                 Operations of Global Signal Inc. for the year ended December
                 31, 2004 and the nine months ended September 30, 2005.